EXHIBIT 99.1

WAIVER AND AMENDMENT AGREEMENT NO. 1

This Waiver and Amendment Agreement No. 1, dated and effective as of June 4, 2002 (this “Agreement”) is among the Persons which have executed this Agreement below. Capitalized terms used, but not defined, herein are used as defined in that certain Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee.

WHEREAS, Lessee has requested a waiver of certain covenant violations under the Lease and the amendment of certain covenants contained in the Lease, and the other parties hereto have agreed to such waiver and amendment.

NOW, THEREFORE, for good and valuable consideration received, the parties hereto agree as follows.

1.    Waiver.    The Majority Secured Parties hereby waive any Default or Event of Default which may have occurred in connection with (a) Lessee’s failure to comply with Section 28.5(a), (b), (c) or (d) of the Lease for the fiscal quarter of Lessee ending in December 2001, (b) the material inaccuracy of any representations and warranties made by Lessee and (c) the material inaccuracy of any statements made in any officer’s certificates delivered by Lessee, in each case as a result of the restatement of Lessee’s annual financial statements for the 2001 fiscal Year, substantially in accordance with Lessee’s letter to the Administrative Agent dated May 22,2002.

2.    Amendment.    Lessor and Lessee hereby amend Sections 28.5(a), (b), (c), (d) and (e) of the Lease in their entirety, and add Section 28.5(f) to the Lease, to read as follows, and the Majority Secured Parties hereby consent to such amendment.

    (a)  Net Worth.    Maintain at all times a Consolidated Net Worth of not less than the sum of (i) $260,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of Lessee ending after the fiscal quarter ending October 8, 2001 (but without any deduction for any period in which Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by Lessee or any of its Subsidiaries after the date hereof.

    (b)  Senior Leverage Ratio.    Not permit the Senior Leverage Ratio at the end 4 of the fiscal quarters of Lessee set forth below to exceed the correlative ratio indicated:

Fiscal Quarter	Senior Leverage Ratio
Fourth Quarter 2001	3.25 to 1.0
First Quarter 2002	3.25 to 1.0
Second Quarter 2002	3.50 to 1.0
Third Quarter 2002	3.50 to 1.0
Fourth Quarter 2002	3.25 to 1.0
First Quarter 2003	3.25 to 1.0

Second Quarter 2003	3.00 to 1.0

Third Quarter 2003	3.00 to 1.0

Fourth Quarter 2003	3.00 to 1.0

First Quarter 2004	2.75 to 1.0

Second Quarter 2004	2.75 to 1.0

Third Quarter 2004	2.75 to 1.0

(c)  Adjusted Leverage Ratio.    Not permit the Adjusted Leverage Ratio at the end of the fiscal quarters of Lessee set forth below to exceed the correlative ratio indicated:

Fiscal Quarter	Leverage Ratio

Fourth Quarter 2001	4.50 to 1.0

First Quarter 2002	4.60 to 1.0

Second Quarter 2002	4.80 to 1.0

Third Quarter 2002	4.75 to 1.0

Fourth Quarter 2002	4.70 to 1.0

First Quarter 2003	4.50 to 1.0

Second Quarter 2003	4.50 to 1.0

Third Quarter 2003	4.50 to 1.0

Fourth Quarter 2003	4.25 to 1.0

First Quarter 2004	4.25 to 1.0

Second Quarter 2004	4.25 to 1.0

Third Quarter 2004	4.25 to 1.0

(d)  Fixed Charge Coverage Ratio.    Not permit the Fixed Charge Coverage Ratio at the end of the fiscal quarters of Lessee set forth below to be less than the correlative ratio indicated:

Fiscal Quarter	Fixed Charge Coverage Ratio

Fourth Quarter 2001	2.00 to 1.0

First Quarter 2002	1.85 to 1.0

Second Quarter 2002	1.85 to 1.0

Third Quarter 2002	1.85 to 1.0

Fourth Quarter 2002	1.85 to 1.0

First Quarter 2003	1.95 to 1.0

Second Quarter 2003	1.95 to 1.0

Third Quarter 2003	1.95 to 1.0

Fourth Quarter 2003	1.95 to 1.0

First Quarter 2004	1.95 to 1.0

Second Quarter 2004	1.95 to 1.0

Third Quarter 2004	1.95 to 1.0

(e)  Capital Expenditures.

(i)  Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Lessee and its Subsidiaries to exceed $50,000,000 during each of the fiscal years ending December 29, 2002 and December 28, 2003, respectively, and $55,000,000 during the fiscal year ending January 1, 2005 (such amount, for each such fiscal year, the “Maximum Expenditure Amount”), provided that the Maximum Expenditure Amount for any fiscal year, beginning with the fiscal year ending December 28, 2003, shall be increased by an amount equal to the excess, if any, of the Maximum Expenditure Amount for the previous year (without giving effect to any previous adjustment made in accordance with this proviso) over the actual amount of Capital Expenditures made during such previous fiscal year, but in no event shall such increase exceed $10,000,000.

(ii)  Not make, or permit Port Stockton Food Distributors, Inc. to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by or on behalf of Port Stockton Food Distributors, Inc. to exceed $2,500,000 during the Fiscal Year ending December 29,2002.

(f)  Maximum EBIT Loss.    Not report, or permit Port Stockton Food Distributors, Inc. to report, an operating loss (before interest and taxes) of more than $8,500,000 for the Fiscal Year ending December 29,2002.

3.    Conditions Precedent.    The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent.

(a)  The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(i)  Amendment Documents.    This Agreement and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by Lessee or any other Person in connection with this Agreement, duly executed by such Persons (the “Amendment Documents”);

(ii)  Consent of Majority Secured Parties.    The written consent of the Majority Secured Parties to this Agreement;

(iii)  Amendment to Lessee Credit Agreement.    Evidence that the financial covenants contained in the Lessee Credit Agreement have been amended in the same manner as set forth in this Agreement; and

(iv)  Additional Information.    Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b)  Each of the Lenders which has executed this Agreement shall have received a fee equal to 0.25% of its Commitment.

       (c)  The representations and warranties contained herein and in the Lease shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

       (d)  All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

       (e)  No Default or Event of Default shall have occurred and be continuing, after giving effect to this Agreement.

4.    Representations and Warranties.    Lessee hereby represents and warrants to the Administrative Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Lessee and will not violate Lessee’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Lease (as amended by this Agreement), and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

5.    Survival of Representations and Warranties.    All representations and warranties made in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the Administrative Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Secured Parties to rely upon them.

6.    Reference to Agreement.    Each of the Operative Agreements, including the Lease, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Lease as amended hereby, are hereby amended so that any reference in such Operative Agreements to the Lease, whether direct or indirect, shall mean a reference to the Lease as amended hereby.

7.    Costs and Expenses.    The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

8.    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

9.    Execution.    This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

10.    Limited Effect.    This Agreement relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

11.    Ratification By Guarantors.    Each of the Guarantors hereby agrees to this Agreement and acknowledges that such Guarantor’s guaranty shall remain in full force and effect without modification thereto.

[Remainder of the Page is Intentionally Left Blank]

This Agreement may be executed by the parties hereto on separate counterparts.

LESSOR:
Wells Fargo Bank Northwest, National Association,
as Owner Trustee under S&F Trust 1998-1

By:

Name:

Title:

LESSEE:
Smart & Final Inc.

By:	/s/ RICHARD N. PHEGLEY	By:

Name:	Richard N. Phegley	Name:

Title:	Senior Vice President & CFO	Title:

A-2 LENDER AND B LENDER:
Fleet Capital Corporation

By:

Name:

Title:

A-2 LENDER:
GMAC Business Credit, LLC

By:

Name:

Title:

A-2 LENDER:
COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
“RABOBANK NEDERLAND,” NEW YORK BRANCH

By:

Name:

Title:

[Waiver and Amendment Agreement]

HOLDER AND A-2 LENDER: NATEXIS BANQUES POPULAIRES

By:

Name:

Title:

A-2 LENDER: BNP PARIBAS

By:

Name:

Title:

B LENDER: TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION

By:

Name:

Title:

GUARANTOR: AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

GUARANTOR: SMART & FINAL STORES CORPORATION

By:	/s/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

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GUARANTOR:
SMART & FINAL OREGON, INC.

B y :	/S/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

GUARANTOR:
PORT STOCKTON FOOD DISTRIBUTORS, INC.

B y :	/S/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

GUARANTOR:
HENRY LEE COMPANY

B y :	/S/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

GUARANTOR:
AMERIFOODS TRADING COMPANY

B y :	/S/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

GUARANTOR:
CASINO FROZEN FOODS, INC.

B y :	/S/ RICHARD N. PHEGLEY

Name:	Richard N. Phegley

Title:	Senior Vice President

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GUARANTOR: FOODSERVICESPECIALISTS.COM. INC.

By:	/s/ RICHARD N. PHEGLEy
Name:	Richard N. Phegley
Title:	Senior Vice President

GUARANTOR: OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ RICHARD N. PHEGLEy
Name:	Richard N. Phegley
Title:	Senior Vice President

GUARANTOR: HL HOLDING CORPORATION

By:	/s/ RICHARD N. PHEGLEy
Name:	Richard N. Phegley
Title:	Senior Vice President

[Waiver and Amendment Agreement]